UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8‑K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2015
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)
______________

Delaware	77-0160744
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11119 North Torrey Pines Road, Suite 200 La Jolla, CA	92037 (Zip Code)
(Address of principal executive offices)
(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Matthew W. Foehr as President and Chief Operating Officer

On January 27, 2015, Ligand Pharmaceuticals Incorporated (the “Company”) appointed Matthew W. Foehr as the Company’s President and Chief Operating Officer, effective immediately. Mr. Foehr was formerly the Company’s Executive Vice President and Chief Operating Officer. Mr. Foehr assumed the responsibility as the Company’s President from John L. Higgins, who remains the Company’s Chief Executive Officer.

The description of Mr. Foehr’s compensation and employment terms, as well as his biography, is available in the Company’s most recent definitive proxy statement, filed with the Securities and Exchange Commission on April 21, 2014, and is incorporated herein by reference.

Base Salary Increases and Payment of Bonuses to Named Executive Officers

On January 27, 2015, the Compensation Committee (the “Committee”) of the Board of Directors of the Company approved base salary increases for 2015 and cash bonus payments for the 2014 fiscal year to be paid to the Company’s named executive officers. Under the Company’s bonus program, the target performance bonus for John L. Higgins, the Company’s Chief Executive Officer, is 75% of base salary, the target bonus for Matthew W. Foehr, the Company’s President and Chief Operating Officer, is 50% of base salary, and the target bonus for the other named executive officers is 40% of base salary. Bonus payments were based on the Committee’s evaluation of performance goals for 2014. Such goals related to the achievement of certain corporate organizational and infrastructure objectives and the advancement of the Company’s business and clinical development programs.

The 2015 base salaries and 2014 bonuses to be paid to each named executive officer are as follows:

Name and Title	2015 Base Salary	2014 Bonus
John L. Higgins, Chief Executive Officer	$550,000	$382,648
Matthew W. Foehr, President and Chief Operating Officer	$413,000	$187,680
Nishan de Silva, M.D., M.B.A., Vice President of Finance & Strategy and Chief Financial Officer	$330,000	$120,219
Charles S. Berkman, Vice President, General Counsel and Secretary	$310,000	$115,575
Item 7.01 Regulation FD Disclosure.

A press release dated February 2, 2015 announcing the appointment of Mr. Foehr is attached hereto as Exhibit 99.1. The information contained in Exhibit 99.1 of this Current Report on Form 8-K is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LIGAND PHARMACEUTICALS INCORPORATED

Date: February 2, 2015	By: /s/ Charles S. Berkman Name: Charles S. Berkman Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 2, 2015.